UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2020

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
2.000% Euro Notes due 2020	APD20	New York Stock Exchange
0.375% Euro Notes due 2021	APD21B	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 23, 2020, Air Products and Chemicals, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders. There were 197,441,109 shares of common stock represented at the meeting by valid proxies or voted in person, which was approximately 89.54% of the shares of common stock entitled to vote at the meeting and which constituted a quorum. The final voting results for the matters submitted to a vote of shareholders at the annual meeting are set forth below.

1.	Election of Directors. Each of the nominees for director was elected to serve until the Company’s 2021 Annual Meeting of Shareholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal. The vote results were as follows, with each nominee having received at least 97.35% of the votes cast for his or her election:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Susan K. Carter	182,551,498	1,015,511	196,898	13,677,202
Charles I. Cogut	182,567,414	961,593	234,900	13,677,202
Chadwick C. Deaton	178,160,435	4,839,606	763,866	13,677,202
Seifollah Ghasemi	179,699,147	3,289,693	775,067	13,677,202
David H. Y. Ho	182,234,610	1,304,774	224,523	13,677,202
Margaret G. McGlynn	180,000,869	3,546,828	216,210	13,677,202
Edward L. Monser	181,109,134	2,369,460	285,313	13,677,202
Matthew H. Paull	182,486,295	1,047,925	229,687	13,677,202

2.	Advisory Vote on Executive Officer Compensation. The shareholders approved on an advisory basis the compensation of the Company’s named executive officers, as set forth in the Company’s annual meeting proxy statement, by the votes set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
176,037,178 (96.01% of the votes cast)	7,314,928	411,801	13,677,202

3.	Ratification of Appointment of Independent Auditor. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020 was ratified by the shareholders by the votes set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
196,336,650 (99.54% of the votes cast)	891,567	212,892	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: January 23, 2020	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary

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